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                                                                   EXHIBIT 10.24

August ____, 2007

Merriman Curhan Ford & Co.
600 California Street, 9th Floor
San Francisco, CA 94108

Ladies and Gentlemen:

         The undersigned understands that Merriman Curhan Ford & Co., as placement agent ("MCF"), proposes to enter into a Placement Agency Agreement (the "Placement Agency Agreement") with uWink Inc., a Utah corporation (collectively with its successors and assigns, the "Company"), providing for an offering (the "Offering") of common stock, par value $0.001 per share ("Common Stock") and warrants to purchase Common Stock. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement. For purposes of this agreement, the term "Common Stock" shall include Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option, warrant or any convertible security.

         In order to induce MCF to act as placement agent in the Offering, and for good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that the undersigned will not, without the prior written consent of MCF, for a period of 180 days after the date of the Placement Agency Agreement (the "Lock-Up Period"): (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that the undersigned will not, without the prior written consent of MCF, during the Lock-Up Period: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of Common Stock and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of Common Stock.

         Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to transfers: (i) as a BONA FIDE gift or gifts to any charitable organization, (ii) as a BONA FIDE gift or gifts to any other entity or person, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) made solely to pay for taxes incurred from a grant of


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restricted stock or restricted stock units by the Company, (v) pursuant to an established 10b5-1 plan, (vi) in connection with the exercise of stock options issued pursuant to the Company's equity incentive plans; or (vii) with the prior written consent of MCF; provided, however, that any transfer permitted pursuant to this clauses (i), (ii), (iii), (vi) and (vii) of this paragraph shall be conditioned upon (1) MCF receiving a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, except in the cases of clauses (iv)-(vii), (3) except in the cases of clauses
(v) - (vii), such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise during the Lock-Up Period and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Lock-Up Period For purposes of this letter agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation of breach of this letter agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.

         The undersigned understands that, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Offered Securities to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

         This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this letter agreement by facsimile or other electronic transmission shall be effective as delivery of the original hereof.


                                            Very truly yours,



                                            ____________________________________


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